WT MUTUAL FUND

                             MONEY MARKET PORTFOLIO
                        SHORT/INTERMEDIATE BOND PORTFOLIO
                          BROAD MARKET EQUITY PORTFOLIO

                                       WT
                               MUTUAL FUND (LOGO)
                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                  JUNE 30, 1999

WT
MUTUAL FUND (LOGO)
[GRAPHIC OMITTED]

DEAR SHAREHOLDER:

         The last year has been an exciting one for our Fund and for the investment markets. This past spring the trustees of the Fund recommended that we take advantage of some cost saving opportunities by combining the Fund with two other mutual fund families to form one larger fund. By doing this we can enjoy overall lower costs and expand the number of investment products available through the fund. The investment advisory responsibility will not change for any of the WT Mutual Fund Portfolios, but under the proposal your Fund will soon be part of a $4 billion mutual fund family. The reorganization is expected to occur later this year, subject to such approval of shareholders of the fund and the other two mutual fund families as may be required.

         The investment markets also provided some excitement. Stocks continued their march upward while fixed income markets continued to tread water, at best, due to the anticipated rise in short term interest rates toward the end of June. In the last 12 months the Standard & Poors 500 Index ("S&P 500") posted a 22.8% total return while bonds, as measured by the Lehman Government/Corporate Index, rose only 2.7%. The Broad Market Equity Portfolio, due to its focus on large capitalization securities, slightly outpaced the return on the S&P 500 by posting a 23.3% return. The average return for equity mutual funds over the same time period was 13.7%. The Short-Intermediate Bond Portfolio and Money Market Portfolio posted a 3.9% and 5.2% return, respectively, for the year ended June 30, 1999.

         We believe that our Portfolios are well positioned to benefit from the economic environment that is likely to develop over the next 12-18 months. Our anticipated reorganization will not alter our investment strategy.

         The investment results reported in the charts contained in this letter are measured from December 6, 1994 (the date the Fund's registration statement under the Securities Act of 1933 became effective), except for the Broad Market Equity Portfolio which commenced operations on January 5, 1995. However, the portions of the annual report following this letter show the financial operation, condition and results of each Portfolio from inception through the fiscal year ended June 30, 1999.*

ECONOMIC OUTLOOK

         Economic growth has already slowed from the pace established in the fourth quarter of 1998. It is likely to slow further in coming months, but not because the Fed raised short-term interest rates. A much more important factor has been the rise in long-term interest rates - meaning mortgages as well. This rise should alter the buying decisions of consumers and businesses alike. Furthermore, businesses have probably already spent what they need for Year 2000 ("Y2K"). Consequently, consumer purchases for items that require financing (i.e., cars and houses) should subside. We expect housing starts to fall to an annualized rate of about 1.6 million units, compared with 1.77 million in the first quarter. Overall, economic growth should be about 1% lower next year versus this year, or about 3% next year versus 4% this year.

         With growth slowing and worker and capital productivity improving, there is little likelihood of inflation accelerating for a sustained time period. Unit labor costs (worker compensation adjusted for productivity) in the second quarter probably rose less than 1%. Commodity prices also are weak, except for energy. Consequently, there is little "cost-push" inflation. It might be argued that "demand-pull" inflation is set to accelerate as the U.S. economy stays on a strong growth pace. However, economic growth abroad remains lackluster and manufacturing facilities in those countries are running at low capacity rates. Hence, while U.S. companies might desire to increase prices, doing so would almost surely be seen as an opportunity for foreign competitors to step in and increase market share as they would be more willing to keep prices at the lower level. In summary, competitive and productivity factors are likely to help keep inflation low. We expect consumer price inflation to be in the 2% range at year end 1999, and average slightly higher than that next year, about 2.2%.


-------------------------------------
* The Money Market Portfolio commenced operations on July 28, 1994; the Short/Intermediate Bond Portfolio commenced operations on July 25, 1994; and the Broad Market Equity Portfolio commenced operations on January 5, 1995.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE SHORT/INTERMEDIATE BOND PORTFOILIO

         The Short/Intermediate Portfolio is designed to give shareholders broad exposure to the dynamics of the 1 to 10 year term bond market with a stable flow of income and minimization of risk. These goals are accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors.

         At the start of the international economic crisis last year, the Portfolio was positioned to enhance returns through higher yielding corporate, mortgage and asset-backed holdings. These sectors underperformed during the crisis as investors sought the safety of U.S. Treasuries over credit sensitive parts of the market. We felt that the markets would ultimately return to more normal conditions and adopted a patient stance to hold onto our positions. This proved to be the proper course as the crisis abated and the yield spreads on credit sensitive sectors tightened.

         We entered 1999 anticipating that the Fed would remain on hold, which led us to reduce the interest rate sensitivity of the Portfolio. The corporate bond market was very strong during the first part of the year which allowed our over-weighted positions in this sector of the market to continue to perform very well. Our defensive interest rate posture was continued during the second quarter of 1999 allowing us to complete the first half of the year on a strong relative basis to our indices.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT**

              WT Short/Intermediate          Lehman Inter-Term
                 Bond Portfolio              Gov./Corp. Index

Dec.-94              $10,000                    $10,000
June-95              $10,863                    $11,002
June-96              $11,350                    $11,553
June-97              $12,203                    $12,387
June-98              $13,263                    $13,445
June-99              $13,774                    $13,999



                            AVG. ANNUAL TOTAL RETURN

                                                   EFFECTIVE
                          1 YEAR                     DATE
                         --------                  ---------
Portfolio                  3.86%                     7.26%
Lehman Inter.
  Gov./Corp. Index         4.18%                     7.62%

-------------------------------------
** Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. The Lehman Inter-Term Gov./Corp. Index is an unmanaged bond market index without any associated expenses. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 8.


FIXED INCOME OUTLOOK

         As we start the second half of the year, the Fed's recent rate decision along with its return to a neutral bias leaves an eerie calm over the market. The major positive for the market is the elimination of the sense of urgency that seemed to accompany numerous speeches from Fed members prior to the June Federal Open Market Committee (FOMC) meeting. The Fed will not meet again until the end of the summer and two sets of monthly data will be collected before then. This would seem to suit Fed members just fine since numerous economists have interpreted the Fed's relatively soft action in June as evidence of their own uncertainty over future policy moves. Evidence has been growing that the recent rise in rates is having some negative impacts on the housing market. But elsewhere, the economy continues to show solid growth. Perhaps the most important consideration is that the passage of several months will lend a hand in framing the outsized May CPI increase as either a fluke or a harbinger of trouble to come. The second half of the year will be complicated by the final Y2K preparations. A recent report by the Federal Deposit Insurance Company
(FDIC) indicates that the banking industry is in good shape in its preparations with 97% of insured banks meeting or exceeding the regulator's preparation yardsticks. The Y2K problem will make lots of headlines but the banking industry will probably be well prepared.

WT BROAD MARKET EQUITY PORTFOLIO

         The WT Broad Market Equity Portfolio returned 23.25% for the year ended June 30, 1999. The S&P 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks returned 22.76% for the same period

         The performance of the WT Broad Market Equity Portfolio was enhanced due to significant appreciation in selected technology and communication stocks. Also contributing to performance were retail stocks and under-weightings in the utilities and basic materials sectors. The advisor, Wilmington Trust Company, emphasizes the purchase of stocks that possess attractive valuation relative to the company's long-term growth potential. As of the date of this report, the Portfolio is well diversified among all sectors of the market with a slight emphasis on the technology and communications sectors. As of June 30, 1999, the ten largest holdings in the Portfolio were:

                             PERCENT OF      10 LARGEST              PERCENT OF
 10 LARGEST HOLDINGS        TOTAL ASSETS      HOLDINGS              TOTAL ASSETS
 ----------------           ------------     ----------             ------------
 Microsoft Corporation          4.00%        Intel Corp.               1.77%
 General Electric Company       3.16%        Lucent Technologies       1.76%
 International Business
   Machines Corp                2.08%        AT&T Corp.                1.65%
 Wal-Mart Stores, Inc.          1.92%        Exxon Corp.               1.62%
 Cisco Systems, Inc.            1.83%        Merck & Co.               1.55%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT**

         WT Broad Market Equity Portfolio       S&P 500 Index

Jan-95               $10,000                        $10,000
June-95              $11,232                        $11,980
June-96              $13,393                        $15,095
June-97              $16,831                        $20,333
June-98              $21,726                        $26,466
June-99              $26,776                        $32,596


                            AVG. ANNUAL TOTAL RETURN

                                             EFFECTIVE
                       1 YEAR                  DATE
                      --------               ---------
Portfolio              23.25%                 24.54%
S&P 500 Index          22.76%                 30.03%


-------------------------------------
** Past  performance  is  not  necessarily  indicative  of  future  results.  An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the return assumes reinvestment of all dividends. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 9.

EQUITY OUTLOOK

         Looking ahead, we expect corporate profits to continue to grow quite nicely. Estimates for second quarter earnings should be in the 10-11% range, and for the year we see operating profits up about 10%. We also believe that conditions look very favorable for year 2000 earnings with a preliminary estimate of 7% growth. We caution that these estimates are based on a relatively stable interest rate environment. The modest increase in long-term interest rates to the 6% level and a one-quarter boost in the Federal Reserve overnight rate has had little effect on the market thus far. We are also encouraged that the Fed has indicated it sees little need to increase rates again in the near term. So the combination of good earnings, stable interest rates, low inflation and greater productivity should keep the market moving forward. A stronger than expected economy with creeping inflation and higher interest rates would appear to be the greatest risk.

         We  invite  your   comments  and  questions  and  thank  you  for  your
investments in the Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.
                                               Sincerely,
                                               /s/  ROBERT J. CHRISTIAN
                                               Robert J. Christian
August 16, 1999                                President

WT MUTUAL FUND
--------------
  FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999

                                                                   MONEY MARKET        SHORT/INTERMEDIATE         BROAD MARKET
                                                                     PORTFOLIO           BOND PORTFOLIO         EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
ASSETS:
Investment in Series, at value ...................................  $413,198,023           $65,194,156             $139,244,502
Receivable for Portfolio shares sold .............................            --                 6,973                       --
Receivable for investment in Series withdrawn ....................            --                    --                   64,082
Unamortized organization costs ...................................         1,060                 1,005                       --
Other Assets .....................................................            29                    --                       --
                                                                    -----------------------------------------------------------
Total assets .....................................................   413,199,112            65,202,134              139,308,584
                                                                    -----------------------------------------------------------
LIABILITIES:
Dividends payable ................................................     1,472,580               294,197                       --
Payable for Portfolio shares redeemed ............................            --                    --                   64,082
Payable for investment in Series .................................            --                 6,973                       --
Accrued management fee ...........................................         6,135                 1,063                    2,191
Other accrued expenses ...........................................        19,601                12,548                   14,640
                                                                    -----------------------------------------------------------
Total liabilities ................................................     1,498,316               314,781                   80,913
                                                                    -----------------------------------------------------------
NET ASSETS .......................................................  $411,700,796           $64,887,353             $139,227,671
                                                                    ===========================================================
NET ASSETS CONSIST OF:
Paid-in capital ..................................................  $411,707,700           $65,512,555             $ 94,461,409
Undistributed net investment income ..............................            --                    --                  344,966
Accumulated net realized gain (loss) on investment ...............        (6,904)               68,288                  387,836
Net unrealized appreciation (depreciation) of investment .........            --              (693,490)              44,033,460
                                                                    -----------------------------------------------------------
NET ASSETS .......................................................  $411,700,796           $64,887,353             $139,227,671
                                                                    ===========================================================
Shares of beneficial interest outstanding ........................   411,707,700             6,587,413                6,186,746
                                                                    -----------------------------------------------------------
NET ASSET VALUE, offering and redemption price per
    share (Net assets/Outstanding shares of beneficial
    interest, $0.01 par value) ...................................  $       1.00           $      9.85             $      22.50
                                                                    ===========================================================


    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 1999

                                                                   MONEY MARKET        SHORT/INTERMEDIATE         BROAD MARKET
                                                                     PORTFOLIO           BOND PORTFOLIO         EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
INCOME:
     Investment income from Series ...............................   $19,376,235           $ 3,686,525              $ 1,690,778
     Expenses from Series ........................................      (594,229)             (259,171)                (862,944)
                                                                     ----------------------------------------------------------
     Net investment income from Series ...........................    18,782,006             3,427,354                  827,834
                                                                     ----------------------------------------------------------
EXPENSES:
     Administration fees .........................................        74,490                12,722                   23,354
     Transfer agent fees .........................................        28,040                17,355                   21,266
     Trustees fees ...............................................         7,596                 7,201                    7,279
     Amortization of organizational expenses .....................         6,815                 6,815                       --
     Registration fees ...........................................         6,983                 5,510                    6,275
     Professional fees ...........................................        12,469                 6,678                    7,634
     Other .......................................................        14,106                 2,280                    4,710
                                                                     ----------------------------------------------------------
     Total expenses ..............................................       150,499                58,561                   70,518
                                                                     ----------------------------------------------------------
     Net investment income .......................................    18,631,507             3,368,793                  757,316
                                                                     ----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net reaized gain (loss) on investment transactions ..........        (2,739)               93,639                  732,927
     Net realized gain on futures contracts ......................            --                    --                   49,291
     Net change in unrealized appreciation (depreciation)
        of investments ...........................................            --            (1,123,391)              23,739,895
                                                                     ----------------------------------------------------------
     Net gain (loss) on investments ..............................        (2,739)           (1,029,752)              24,522,113
                                                                     ----------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $18,628,768           $ 2,339,041              $25,279,429
                                                                     ==========================================================

    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1999

                                                                   MONEY MARKET        SHORT/INTERMEDIATE         BROAD MARKET
                                                                     PORTFOLIO           BOND PORTFOLIO         EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ...................................... $   18,631,507           $ 3,368,793               $  757,316
     Net realized gain (loss) on investment transactions ........         (2,739)               93,639                  732,927
     Net realized gain on futures contracts .....................             --                    --                   49,291
     Net change in unrealized appreciation (depreciation)
        of investments ..........................................             --            (1,123,391)              23,739,895
                                                                  -------------------------------------------------------------
     Net increase in net assets resulting from operations .......     18,628,768             2,339,041               25,279,429
                                                                  -------------------------------------------------------------
Distributions to shareholders:
     Net investment income ......................................    (18,631,507)           (3,368,793)                (829,875)
     Net realized gain ..........................................             --            (2,458,712)              (1,926,454)
                                                                  -------------------------------------------------------------
Total distributions .............................................    (18,631,507)           (5,827,505)              (2,756,329)
                                                                  -------------------------------------------------------------
Portfolio share transactions (a):
     Proceeds from shares sold ..................................  2,424,732,195             5,622,920               16,475,144
     Cost of shares issued on reinvestment of distributions .....     18,278,706             5,779,257                2,752,233
     Cost of shares redeemed .................................... (2,271,666,343)           (3,823,789)             (12,574,545)
                                                                  -------------------------------------------------------------
Net increase in net assets from Portfolio
   share transactions ...........................................    171,344,558             7,578,388                6,652,832
                                                                  -------------------------------------------------------------
Total increase in net assets ....................................    171,341,819             4,089,924               29,175,932

NET ASSETS:
     Beginning of year ..........................................    240,358,977            60,797,429              110,051,739
                                                                  -------------------------------------------------------------
     End of year ................................................ $  411,700,796           $64,887,353             $139,227,671
                                                                  =============================================================
(a) TRANSACTIONS IN CAPITAL STOCK WERE:
     Shares sold ................................................  2,424,732,195               545,964                  825,901
     Shares issued on reinvestment of distributions .............     18,278,706               563,040                  145,237
     Shares redeemed ............................................ (2,271,666,343)             (369,218)                (661,816)
                                                                   ------------------------------------------------------------
     Net increase in shares .....................................    171,344,558               739,786                  309,322
     Shares outstanding - Beginning balance .....................    240,363,142             5,847,627                5,877,424
                                                                   ------------------------------------------------------------
     Shares outstanding - Ending balance ........................    411,707,700             6,587,413                6,186,746
                                                                  =============================================================

    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1999

                                                                   MONEY MARKET        SHORT/INTERMEDIATE         BROAD MARKET
                                                                     PORTFOLIO           BOND PORTFOLIO         EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ...................................... $   26,769,862         $   8,125,015             $    806,025
     Net realized gain (loss) on investment transactions ........         (2,894)            3,219,708               13,803,874
     Net realized loss on call options written ..................             --                    --                 (184,913)
     Net realized gain on futures contracts .....................             --                    --                  325,474
     Net change in unrealized appreciation
        of investments ..........................................             --               279,498               10,913,269
                                                                  -------------------------------------------------------------
     Net increase in net assets resulting from operations .......     26,766,968            11,624,221               25,663,729
                                                                  -------------------------------------------------------------
Distributions to shareholders:
     Net investment income ......................................    (26,769,862)           (8,125,015)                (697,911)
     In excess of net investment income .........................             --               (10,992)                      --
     Net realized gain ..........................................             --              (600,992)             (27,817,168)
                                                                  -------------------------------------------------------------
Total distributions .............................................    (26,769,862)           (8,736,999)             (28,515,079)
                                                                  -------------------------------------------------------------
Portfolio share transactions (a):
     Proceeds from shares sold ..................................  2,802,359,254           144,376,638               14,765,563
     Cost of shares issued on reinvestment of
        distributions ...........................................     27,192,469             8,492,881               28,253,479
     Cost of shares redeemed .................................... (3,004,474,838)         (203,273,352)             (18,878,694)
                                                                  -------------------------------------------------------------
Net increase (decrease) in net assets from Portfolio
   share transactions ...........................................   (174,923,115)          (50,403,833)              24,140,348
                                                                  -------------------------------------------------------------
Total increase (decrease) in net assets .........................   (174,926,009)          (47,516,611)              21,288,998

NET ASSETS:
     Beginning of year ..........................................    415,284,986           108,314,040               88,762,741
                                                                  -------------------------------------------------------------
     End of year ................................................ $  240,358,977         $  60,797,429             $110,051,739
                                                                  =============================================================
(a) TRANSACTIONS IN CAPITAL STOCK WERE:*
     Shares sold ................................................  2,802,359,254            13,964,556                  799,581
     Shares issued on reinvestment of distributions .............     27,192,469               821,217                1,809,960
     Shares redeemed ............................................ (3,004,474,838)          (19,605,986)              (1,050,386)
                                                                  -------------------------------------------------------------
     Net increase (decrease) in shares ..........................   (174,923,115)           (4,820,213)               1,559,155
     Shares outstanding - Beginning balance .....................    415,286,257            10,667,840                4,318,269
                                                                  -------------------------------------------------------------
     Shares outstanding - Ending balance ........................    240,363,142             5,847,627                5,877,424
                                                                  =============================================================

* Transactions in capital stock for the Short/Intermediate Bond Portfolio were restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.

    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                 FOR THE PERIOD
                                          FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   JULY 28, 1994(DAGGER)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                          JUNE 30, 1999*    JUNE 30, 1998   JUNE 30, 1997    JUNE 30, 1996       JUNE 30, 1995
                                        --------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ..    $   1.00         $   1.00        $   1.00          $   1.00            $   1.00
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income ..................        0.05             0.05            0.05              0.05                0.05
                                            ----------------------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income .............       (0.05)           (0.05)          (0.05)            (0.05)              (0.05)
                                            ----------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ........    $   1.00         $   1.00        $   1.00          $   1.00            $   1.00
                                            ========================================================================================
TOTAL RETURN ...........................       5.15%            5.61%           5.43%             5.61%              5.04%1
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
Expenses 2 .............................       0.20%            0.20%           0.20%             0.20%              0.30%3
Net investment income 2 ................       5.00%            5.46%           5.31%             5.47%              5.51%3
Net assets at end of period (000) ......    $411,701         $240,359        $415,285          $389,967            $380,708



                                                                                                                 FOR THE PERIOD
                                                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   JULY 25, 1994(DAGGER)
                                          FOR THE FISCAL     YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                            YEAR ENDED      JUNE 30, 1998   JUNE 30, 1997    JUNE 30, 1996       JUNE 30, 1995
                                          JUNE 30, 1999*   (DOUBLE DAGGER)  (DOUBLE DAGGER)  (DOUBLE DAGGER)    (DOUBLE DAGGER)
                                        --------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ..    $  10.40          $ 10.15        $  10.05          $  10.25            $  10.00
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ...............        0.54             0.59            0.65              0.65                0.60
   Net realized and unrealized gain
     (loss) on investments .............       (0.14)            0.28            0.10             (0.20)               0.25
                                            ----------------------------------------------------------------------------------------
     Total from investment operations ..        0.40             0.87            0.75              0.45                0.85
                                            ----------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income ..........       (0.54)           (0.59)          (0.65)            (0.65)              (0.60)
   From net realized gain ..............       (0.41)           (0.03)             --                --                  --
                                            ----------------------------------------------------------------------------------------
     Total distributions ...............       (0.95)           (0.62)          (0.65)            (0.65)              (0.60)
                                            ----------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ........    $   9.85          $ 10.40        $  10.15          $  10.05            $  10.25
                                            ========================================================================================
TOTAL RETURN ...........................       3.86%            8.68%           7.51%             4.48%              8.88%1
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
   Expenses 2 ..........................       0.50%            0.50%           0.50%             0.50%              0.41%3
   Net investment income 2 .............       5.30%            5.63%           6.27%             6.37%              6.41%3
   Portfolio turnover ..................         N/A              N/A             N/A            86.06%            128.95%3
   Net assets at end of period (000) ...    $ 64,887          $60,797        $108,314          $122,952            $105,020


(DAGGER)         Commencement of Operations.
(DOUBLE  DAGGER) The per  share  data has been  restated  to  reflect  a 1 for 5 reverse stock split which occurred on September 25, 1997.
*                Effective October 20, 1998, Wilmington Trust Company ("WTC"), a
                 wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
1                The total return for the period has not been annualized.
2                The annualized  expense ratios for the Money Market  Portfolio, had there been no fees waived by the  Manager,  would have been
                 0.31%, 0.31%, 0.27%, 0.27% and 0.34% for the fiscal years ended
                 June 30, 1999,  1998, 1997, 1996, and for the period ended June
                 30, 1995,  respectively.  The annualized net investment  income ratios for the Money Market  Portfolio,  had there been no fees waived by the  Manager,  would have been 4.89%,  5.35%,  5.24%,
                 5.40% and 5.47% for the fiscal years ended June 30, 1999, 1998,
                 1997,   1996,   and  for  the  period   ended  June  30,  1995,
                 respectively.   The   annualized   expense   ratios   for   the
                 Short/Intermediate  Bond  Portfolio,  had  there  been  no fees waived by the  Manager,  would have been 0.72%,  0.58%,  0.58%,
                 0.57% and 0.53% for the fiscal years ended June 30, 1999, 1998,
                 1997,   1996,   and  for  the  period   ended  June  30,  1995,
                 respectively.  The annualized net investment  income ratios for the Short/Intermediate  Bond Portfolio,  had there been no fees waived by the  Manager,  would have been 5.07%,  5.55%,  6.19%,
                 6.30% and 6.29% for the fiscal years ended June 30, 1999, 1998,
                 1997,   1996,   and  for  the  period   ended  June  30,  1995,
                 respectively.  The expense and net investment income ratios for the fiscal  years ended June 30,  1999,  1998 and 1997  include expenses  allocated from the Series. See notes to the Financial
                 Statements for amounts.
3                Annualized.

    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                                                 FOR THE PERIOD
                                          FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL  JANUARY 5, 1995(DAGGER)
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                          JUNE 30, 1999*    JUNE 30, 1998   JUNE 30, 1997    JUNE 30, 1996       JUNE 30, 1995
                                        --------------------------------------------------------------------------------------------
BROAD MARKET EQUITY PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ..    $  18.72         $  20.56         $ 16.58           $ 14.04             $ 12.50
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ...............        0.12             0.16            0.13              0.13                0.11
   Net realized and unrealized
     gain on investments ...............        4.14             4.52            4.09              2.56                1.43
                                            ----------------------------------------------------------------------------------------
     Total from investment operations ..        4.26             4.68            4.22              2.69                1.54
                                            ----------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income ..........       (0.14)           (0.16)          (0.15)            (0.15)                 --
   From net realized gain ..............       (0.34)           (6.36)          (0.09)               --                  --
                                            ----------------------------------------------------------------------------------------
     Total distributions ...............       (0.48)           (6.52)          (0.24)            (0.15)                 --
                                            ----------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ........    $  22.50         $  18.72         $ 20.56           $ 16.58             $ 14.04
                                            ========================================================================================
TOTAL RETURN ...........................      23.25%           29.09%          25.67%            19.24%             12.32%1
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
   Expenses 3 ..........................       0.80%            0.80%           0.80%             0.80%              0.80%2
   Net investment income 3 .............       0.65%            0.81%           0.80%             1.34%              3.06%2
   Portfolio turnover ..................         N/A              N/A             N/A            16.95%              0.00%2
   Net assets at end of period (000) ...    $139,228         $110,052         $88,763           $66,137             $20,865

(DAGGER) Commencement of Operations.
* Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
1        The total return for the period has not been annualized.
2        Annualized.
3 The annualized expense ratios for the Broad Market Equity Portfolio, had there been no fees waived by the Manager, would have been 0.91%, 0.93%, 0.94%, 1.05% and 2.56% for the fiscal years ended June 30, 1999,
         1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Broad Market Equity Portfolio, had there been no fees waived by the Manager, would have been 0.53%, 0.68%, 0.66%, 1.09% and 1.30% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1999, 1998 and 1997 include expenses allocated from the Series. See notes to the Financial Statements for amounts.


    The accompanying notes are an integral part of the financial statements.

WT MUTUAL FUND
--------------
  NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. The WT Mutual Fund (the "Fund"), formerly the Kiewit Mutual Fund, is registered under the Investment Company Act of 1940 (the
   "1940 Act") as an open-end management investment company organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. The Fund currently has three series of shares in operation: the WT Money Market Portfolio (formerly the "Kiewit Money Market Portfolio"), the WT Short/Intermediate Bond Portfolio (formerly the "Kiewit Intermediate-Term Bond Portfolio") and the WT Broad Market Equity Portfolio (formerly the "Kiewit Equity Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). Prior to December 6, 1994, the Fund was known as the Kiewit Institutional Fund.

   The investment objectives of the three Portfolios are as follows: the WT Money Market Portfolio is to provide high current income while preserving capital and liquidity; the WT Short/Intermediate Bond Portfolio is to provide as high a level of current income consistent with reasonable risk; the WT Broad Market Equity Portfolio is to achieve long-term capital appreciation.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of WT Investment Trust I (the "Trust"), an open-end, management investment company that issues series of shares (individually and collectively, the "Series") having the same investment objective, policies and limitations as each of the Portfolios. As of June 30, 1999, each Portfolio owned approximately 100% of the ownership interest in its corresponding Series. The performance of the Portfolios is directly affected by the performance of the Series. The financial statements of the Trust, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's Financial Statements.

2. SIGNIFICANT   ACCOUNTING  POLICIES.   The  following  is  a  summary  of  the
   significant accounting policies of the Fund:

   SECURITY VALUATION. Valuation of each Portfolio is based on the underlying securities held in the corresponding Series. Each Portfolio is allocated its portion of the Series' securities market value based upon its ownership interest in the Series. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and asked prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The WT Money Market Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity for Federal income tax purposes and each intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made. At June 30, 1999, the WT Money Market Portfolio had a net tax basis capital loss carryforward available to offset future net capital gains of approximately $6,900, which will expire as follows:

                                                Capital Loss       Expiration
                                                Carryforward          Date
                                                -----------------------------
       WT Money Market Portfolio ...............   $1,300          06/30/2004
                                                    2,900          06/30/2007

   INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record their share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Distributions to shareholders of each Portfolio, except WT Broad Market Equity Portfolio, are declared daily from net investment income and paid to shareholders monthly. The Fund's policy is to distribute substantially all net investment income from the WT Broad Market Equity Portfolio annually. Distributions of net capital gains realized by each Portfolio will be made annually.

WT MUTUAL FUND
--------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

   DEFERRED ORGANIZATION COSTS. Organization costs have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Portfolio commenced operations.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS. During the fiscal year ended June 30, 1999, cash contributed to (additions) and cash withdrawn from (reductions) the respective Series were as follows:
                          MONEY            SHORT/INTERMEDIATE       BROAD MARKET
                          MARKET                  BOND                 EQUITY
                      ----------------------------------------------------------
      Additions ..... $2,424,732,195           $5,622,920           $16,475,144
      Reductions .... (2,271,849,713)          (3,901,709)          (12,650,156)

4. MANAGEMENT AND ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as the investment manager to each Series of the Trust. WTC provides the Trust with records concerning WTC's activities which the Trust is required to maintain and renders regular reports to the Trust's officers and the Board of Trustees. Under the investment management agreement between WTC and the Trust on behalf of each Series, WTC receives fees at the following annual rates (as a percentage of average daily net assets): WT Money Market Series - 0.20%; WT Short/Intermediate Bond Series - 0.40%; and WT Broad Market Equity Series - 0.70%. Although the Portfolios do not directly pay WTC for its services under the investment management agreement, each Portfolio shares in its pro rata portion allocated from its corresponding Series. WTC has agreed to waive all or a portion of its management fee and assume certain Portfolio operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than the following percentage of the average daily net assets of each
   Portfolio: WT Money Market Portfolio - 0.20%, WT Short/Intermediate Bond Portfolio - 0.50%; and WT Broad Market Equity Portfolio - 0.80%. These undertakings may be amended or rescinded at any time in the future. Prior to October 20, 1998, Kiewit Investment Management Corp. ("KIMC"), provided the management services under substantially similar terms.

   Effective October 20, 1998, the Fund entered into an Administrative Services Agreement with WTC. Pursuant to this agreement, WTC performs various services, including: supervision of the services provided by the Fund's custodian, transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolios; providing shareholders with information about the Portfolios and their investment as they or the Fund may request; assisting the Portfolios in conducting meetings of the shareholders; furnishing information as the Board of Trustees may require regarding the corresponding Series; and any other administrative services for the benefit of the Portfolio as the Board of Trustees may reasonably request. For its services, each Portfolio pays WTC a monthly fee equal to one-twelfth of 0.02% of the Portfolio's average daily net assets. Prior to October 20, 1998, KIMC provided the administrative services under substantially similar terms.

   PFPC Inc. ("PFPC") serves as Administrator to the Fund and Trust pursuant to separate Administration Agreements with the Fund and the Trust. As Administrator, PFPC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, PFPC receives an administration fee from the Trust, on behalf of each Series, at an annual rate of 0.015% of the Trust's aggregate average daily net assets in excess of $125 million, subject to prescribed minimums.

WT MUTUAL FUND
--------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

   PFPC Trust Company serves as custodian to the Fund and the Trust.

   PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of each Portfolio. For its services, the Fund pays PFPC a monthly fee of $5,000, plus out of pocket expenses.

   PFPC determines the net asset value per share of each Portfolio and provides accounting services to the Fund and Trust pursuant to separate Accounting Services Agreements with the Fund and the Trust. For its services, PFPC receives from the Trust, on behalf of each Series, the Series' proportionate share of a complex-wide annual fee of 0.015% of the Trust's aggregate average daily net assets in excess of $100 million, subject to prescribed minimums.

   Independent Trustees are each paid an annual fee of $5,000 from the Fund, plus $250 per Portfolio per meeting attended and reimbursed travel expenses in connection with meetings. Certain officers and trustees of the Trust are also officers and/or directors of WTC and receive no compensation from the fund.

   As of June 30, 1999 Peter Kiewit Sons', Inc., is the direct or indirect parent of shareholders of greater than 25% of the voting securities of the WT Money Market Portfolio and the WT Short/Intermediate Bond Portfolio.

WT MUTUAL FUND
--------------
  REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities of WT Mutual Fund (comprised of the WT Money Market, WT Short/Intermediate Bond and WT Broad Market Equity Portfolios) (the "Fund"), as of June 30, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for he year ended June 30, 1998 and the financial highlights for the periods ended June 30, 1995 through June 30, 1998 were audited by other auditors whose report dated July 31, 1998 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting WT Mutual Fund at June 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                        /s/  ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 9, 1999

WT MUTUAL FUND
--------------
  NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

   For the fiscal year ended June 30, 1999, the Short/Intermediate Bond Portfolio and Broad Market Equity Portfolio paid distributions of $0.2185 and $0.1584 per share, respectively, from net long-term capital gains. Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, for the fiscal year ended June 30, 1999, the Intermediate-Term Bond Portfolio and Equity Portfolio designate $1,309,675 and $906,567, respectively, as capital gain distributions.

SPECIAL MEETINGS OF SHAREHOLDERS

   A special meeting of the shareholders of the Fund was held on June 28, 1999 to vote on the following proposal:

   1. Ratify the selection of Ernst & Young LLP as the Fund's Independent Accountants for the fiscal year ending June 30, 1999.

              For                  Against            Abstained
           -----------             -------            ----------
           324,315,794               --               24,954,886

WT INVESTMENT TRUST I
---------------------
  ANNUAL REPORT / JUNE 30, 1999
-------------------------------

   (The following pages should be read in conjunction with WT Mutual Fund's Annual Financial Statements.)

WT INVESTMENT TRUST I / MONEY MARKET SERIES
--------------------------------------------
  INVESTMENTS / JUNE 30, 1999
  (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                                  MOODY'S/S&P         PRINCIPAL          VALUE
                                                                                    RATING*             AMOUNT          (NOTE 2)
                                                                                  -----------         ---------         --------
CERTIFICATES OF DEPOSIT -- 19.4%
   FOREIGN BANKS, FOREIGN CENTERS -- 3.6%
     Bayerische Hypotheken-Und Vereinsbank, 4.88%, 08/03/99 ...................    P-1, A-1+         $10,000,000     $ 10,000,089
     Westdeutsche Landesbank, 4.92%, 08/09/99 .................................    P-1, A-1+           5,000,000        4,999,731
                                                                                                                     ------------
                                                                                                                       14,999,820
                                                                                                                     ------------
   FOREIGN BANKS, U.S. BRANCHES -- 12.2%
     Barclays Bank, PLC, 5.01%, 09/08/99 ......................................    P-1, A-1+          10,000,000       10,000,189
     Credit Commercial de France, 4.87%, 08/12/99 .............................    P-1, A-1+          15,000,000       15,000,000
     Deutsche Bank, 4.90%, 08/18/99 ...........................................    P-1, A-1+          10,000,000        9,999,868
     Royal Bank of Canada, 5.65%, 07/12/99 ....................................    P-1, A-1+           5,500,000        5,500,888
     Toronto Dominion, 5.06%, 02/10/00 ........................................    P-1, A-1+          10,000,000        9,997,634
                                                                                                                     ------------
                                                                                                                       50,498,579
                                                                                                                     ------------
   U.S. BANKS, U.S. BRANCHES -- 3.6%
     First Tennessee National Bank , 5.11%, 09/21/99 ..........................    P-1, A-1           15,000,000       15,000,337
                                                                                                                     ------------
         TOTAL CERTIFICATES OF DEPOSIT (COST $80,498,736) ......................................................       80,498,736
                                                                                                                     ============

COMMERCIAL PAPER -- 66.2%
   AUTOMOBILES -- 10.3%
     BMW U.S. Capital Corp., 5.70%, 07/01/99 ..................................    P-1, A-1           17,937,000       17,937,000
     Daimler-Chrysler North America Corp., 5.06%, 08/18/99 ....................    P-1, A-1           10,000,000        9,932,533
     Daimler-Chrysler North America Corp., 4.92%, 08/19/99 ....................    P-1, A-1            4,900,000        4,867,186
     Volkswagen of America Inc., 4.90%, 09/02/99 ..............................    P-1, A-1           10,000,000        9,914,250
                                                                                                                     ------------
                                                                                                                       42,650,969
                                                                                                                     ------------
   BANKS -- 9.6%
     Abbey National North America, 4.97%, 09/08/99 ............................    P-1, A-1+          10,000,000        9,904,742
     CS First Boston International (Guernsey), Ltd., 4.76%, 07/09/99 ..........    P-1, A-1+          10,000,000        9,989,422
     CS First Boston, Inc., 4.79%, 08/10/99 ...................................    P-1, A-1+           5,000,000        4,973,389
     Societe Generale, 4.93%, 09/01/99 ........................................    P-1, A-1+          15,000,000       14,872,642
                                                                                                                     ------------
                                                                                                                       39,740,195
                                                                                                                     ------------
   CHEMICALS -- 2.6%
     AKZO Nobel America, Inc., 4.81%, 08/03/99 ................................    P-1, A-1           10,700,000       10,652,822
                                                                                                                     ------------
   COMMUNICATION & BROADCASTING -- 2.4%
     E.W. Scripps Co., 5.08%, 09/14/99 ........................................    P-1, A-1           10,000,000        9,894,167
                                                                                                                     ------------
   ENERGY -- 3.6%
     Northern States Power Minnesota, 5.25%, 07/09/99 .........................    P-1, A-1+          15,000,000       14,982,500
                                                                                                                     ------------
   FINANCE -- 13.9%
     Ford Motor Credit Corp., 4.90%, 07/19/99 .................................    P-1, A-1           15,000,000       14,963,250
     General Electric Capital Corp., 4.81%, 07/29/99 ..........................    P-1, A-1+          10,000,000        9,962,589
     General Electric Capital Corp., 4.87%, 08/26/99 ..........................    P-1, A-1+           5,000,000        4,962,122
     National Rural Utilities Co-op, 4.80%, 08/27/99 ..........................    P-1, A-1+          15,000,000       14,886,000
     Transamerica Finance Corp., 4.91%, 08/05/99 ..............................    P-1, A-1           12,800,000       12,738,898
                                                                                                                     ------------
                                                                                                                       57,512,859
                                                                                                                     ------------
   FINANCIAL SERVICES -- 8.5%
     First Data Corp., 4.83%, 07/13/99 ........................................    P-1, A-1            5,000,000        4,991,950
     First Data Corp., 5.03%, 09/14/99 ........................................    P-1, A-1           10,000,000        9,895,208
     Morgan Stanley Dean Witter & Co., 5.25%, 07/15/99 ........................    P-1, A-1           20,000,000       19,959,167
                                                                                                                     ------------
                                                                                                                       34,846,325
                                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / MONEY MARKET SERIES
-------------------------------------------
  INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------

                                                                                  MOODY'S/S&P         PRINCIPAL          VALUE
                                                                                    RATING*             AMOUNT          (NOTE 2)
                                                                                  -----------         ---------         --------
   INSURANCE -- 3.4%
     Allianz of America Finance Corp., 4.83%, 07/20/99 ........................    P-1, A-1+         $ 4,020,000     $  4,009,752
     Allianz of America Finance Corp., 4.87%, 08/16/99 ........................    P-1, A-1+          10,000,000        9,937,772
                                                                                                                     ------------
                                                                                                                       13,947,524
                                                                                                                     ------------
   LEASING -- 3.6%
     Vehicle Services of America, LOC , 5.03%, 08/16/99 .......................    P-1, A-1+          15,000,000       14,903,592
                                                                                                                     ------------
   PHARMACEUTICALS PREPARATIONS -- 2.4%
     Zeneca Wilmington Inc., 4.80%, 07/21/99 ..................................    P-1, A-1+          10,000,000        9,973,333
                                                                                                                     ------------
   RETAIL MERCHANDISING -- 1.1%
     HD Real Estate Funding, Inc., 4.85%, 07/06/99 ............................    P-1, A-1+           4,597,000        4,593,903
                                                                                                                     ------------
   SECURITIES DEALERS -- 4.8%
     Goldman Sachs, 4.83%, 10/04/99 ...........................................    P-1, A-1+           5,000,000        4,936,271
     Merrill Lynch & Co., Inc., 4.90%, 08/24/99 ...............................    P-1, A-1+          15,000,000       14,889,750
                                                                                                                     ------------
                                                                                                                       19,826,021
                                                                                                                     ------------
         TOTAL COMMERCIAL PAPER (COST $273,524,210) ............................................................      273,524,210
                                                                                                                     ------------

BANK NOTES -- 7.3%
     First National Bank of Chicago, 4.85%, 08/03/99 ..........................    P-1, A-1+          15,000,000       14,999,702
     First Union National Bank, 5.31%, 09/14/99 ...............................    P-1, A-1            5,000,000        5,000,367
     First Union National Bank, 4.90%, 09/20/99 ...............................    P-1, A-1+          10,000,000       10,000,000
                                                                                                                     ------------
         TOTAL BANK NOTES (COST $30,000,069) ...................................................................       30,000,069
                                                                                                                     ------------

CORPORATE NOTES -- 1.2%
     Abbey National Treasury Services, 5.26%, 03/01/00 (COST $4,998,553) ......     AA2, AA            5,000,000        4,998,553
                                                                                                                     ------------

REPURCHASE AGREEMENTS -- 5.5%
     With CS First Boston,  Inc.: at 5.10% dated 06/30/99 to be repurchased at $22,798,000 on 07/01/99,  collateralized
        by $23,715,971  Federal National  Mortgage  Association
        Discount Notes maturing on 08/26/99.
        (COST $22,795,200) ..............................................................             22,795,200       22,795,200
                                                                                                                      -----------
TOTAL INVESTMENTS (COST $411,816,768)(DAGGER)-- 99.6% ..........................................................      411,816,768
                                                                                                                     ------------
ASSETS AND LIABILITIES, NET-- 0.4% .............................................................................        1,489,993
                                                                                                                     ------------
NET ASSETS-- 100.0% ............................................................................................     $413,306,761
                                                                                                                     ============

(DAGGER) Cost for Federal Income tax purposes.
*        Unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / SHORT/INTERMEDIATE BOND SERIES
------------------------------------------------------
  INVESTMENTS / JUNE 30, 1999
  (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                                  MOODY'S/S&P         PRINCIPAL          VALUE
                                                                                    RATING*             AMOUNT          (NOTE 2)
                                                                                  -----------         ---------         --------
CORPORATE BONDS -- 40.7%
   BANKS -- 4.4%
     Bank of New York Co., Inc., 8.50%, 12/15/04 ..............................     A2, A-           $   300,000     $    322,500
     BankAmerica Corp., 6.75%, 09/15/05 .......................................     Aa3, A               500,000          493,750
     First Tennessee Bank, 5.75%, 12/01/08 ....................................     A3, A-               300,000          272,625
     NationsBank Corp., 6.50%, 08/15/03 .......................................     Aa3, A             1,000,000          995,000
     Wachovia Corp., 6.70%, 06/21/04 ..........................................    Aa3, AA-              750,000          754,688
                                                                                                                     ------------
                                                                                                                        2,838,563
                                                                                                                     ------------
   FINANCIAL -- 13.2%
     Bear Stearns Co., Inc., 6.50%, 08/01/02 ..................................      A2, A             1,000,000          996,250
     Ford Motor Credit Co., 7.00%, 09/25/01 ...................................      A1, A             1,000,000        1,013,750
     General Motors Acceptance Corp., 6.75%, 02/07/02 .........................      A2, A             1,000,000        1,007,500
     Household Finance Corp., 7.25%, 07/15/03 .................................      A2, A             1,000,000        1,018,750
     J. P. Morgan & Co., Inc., 6.00%, 01/15/09 ................................     A2, AA-            1,800,000        1,669,500
     Lehman Brothers Holdings, Inc., 7.38%, 05/15/04 ..........................     Baa1, A              500,000          504,375
     Lehman Brothers Holdings, Inc., 6.63%, 02/05/06 ..........................     Baa1, A            1,000,000          957,500
     Merrill Lynch & Co., Inc., 6.00%, 02/17/09 ...............................    Aa3, AA-              500,000          461,250
     Morgan Stanley, Dean Witter & Co., 6.88%, 03/01/07 .......................     Aa3, A+            1,000,000          996,250
                                                                                                                     ------------
                                                                                                                        8,625,125
                                                                                                                     ------------
   INDUSTRIAL -- 15.2%
     Bausch & Lomb, Inc., 6.38%, 08/01/03 .....................................    Baa2, BBB             450,000          437,625
     Bausch & Lomb, Inc., 6.75%, 12/15/04 .....................................    Baa2, BBB           1,000,000          973,750
     Dayton Hudson Corp., 6.40%, 02/15/03 .....................................     A3, A-             1,200,000        1,200,000
     EG&G, Inc., 6.80%, 10/15/05 ..............................................    Baa2, A-            1,000,000        1,006,250
     Hanson PLC, 7.38%, 01/15/03 ..............................................     A3, A-             1,000,000        1,021,250
     IBM Corp., 5.10%, 11/10/03 ...............................................     A1, A+               500,000          475,000
     Ingersoll-Rand, 6.02%, 02/15/01 ..........................................     A3, A-               600,000          599,166
     J Seagram & Sons, 6.25%, 12/15/01 ........................................    Baa3, BBB-            350,000          348,250
     Nabisco, Inc., 6.00%, 02/15/01 ...........................................    Baa2, BBB             500,000          496,250
     Nabisco, Inc., 6.13%, 02/01/03 ...........................................    Baa2, BBB             500,000          486,875
     Penney ( J.C.) Co., 6.13%, 11/15/03 ......................................    A3, BBB+            1,000,000          975,000
     Praxair, Inc., 6.75%, 03/01/03 ...........................................    A3, BBB+            1,000,000        1,002,500
     Walt Disney Co., 5.62%, 12/01/08 .........................................      A2, A             1,000,000          927,500
                                                                                                                     ------------
                                                                                                                        9,949,416
                                                                                                                     ------------
   NATIONAL GOVERNMENT -- 1.3%
     Export-Import Bank of Korea, 7.10%, 03/15/02 .............................    Baa3, BBB-            300,000          297,375
     Republic of Korea, 8.75%, 04/15/03 .......................................    Baa3, BBB-            500,000          522,500
                                                                                                                     ------------
                                                                                                                          819,875
                                                                                                                     ------------
   TELECOMMUNICATIONS -- 2.0%
     Cable & Wireless Communications, 6.38%, 03/06/03 .........................    Baa1, A-            1,000,000          982,500
     Cable & Wireless Communications, 6.63%, 03/06/05 .........................    Baa1, A-              350,000          341,250
                                                                                                                     ------------
                                                                                                                        1,323,750
                                                                                                                     ------------
   TRANSPORTATION -- 0.7%
     Norfolk Southern Corp., 7.35%, 05/15/07 ..................................    Baa1, BBB+            450,000          459,562
                                                                                                                     ------------
   UTILITIES -- 3.9%
     Citizens Utilities Co., 7.60%, 06/01/06 ..................................     A2, AA-            1,000,000        1,035,000
     Oklahoma Gas & Electric, 6.50%, 07/15/04 .................................    Aa3, AA-              500,000          504,375
     Southern California Edison, 5.88%, 01/15/01 ..............................     A1, A+             1,000,000          997,500
                                                                                                                     ------------
                                                                                                                        2,536,875
                                                                                                                     ------------
         TOTAL CORPORATE BONDS (COST $27,008,207) ..................................................................   26,553,166
                                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / SHORT/INTERMEDIATE BOND SERIES
------------------------------------------------------
    INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------

                                                                                  MOODY'S/S&P         PRINCIPAL          VALUE
                                                                                    RATING*             AMOUNT          (NOTE 2)
                                                                                  -----------         ---------         --------
ASSET-BACKED SECURITIES -- 5.0%
     Contimortgage Home Equity Loan Trust, Ser. 1998-2, Cl. A5, 6.28%, 09/15/16    Aaa, AAA          $   500,000      $   495,155
     Contimortgage Home Equity Loan Trust, Ser. 1999-2, Cl. A4, 6.48%, 07/25/23    Aaa, AAA            1,000,000          983,580
     First Sierra Equipment Contract Trust, Ser. 1998-1, Cl. A4, 5.63%, 08/12/04   Aaa, AAA              800,000          782,048
     Greenpoint Manufactured Housing, Ser. 1999-1, Cl. A2, 6.01%, 08/15/15 ....    Aaa, AAA            1,000,000          986,349
                                                                                                                      -----------
         TOTAL ASSET-BACKED SECURITIES (COST $3,302,262) .......................................................        3,247,132
                                                                                                                      -----------

MORTGAGE-BACKED SECURITIES -- 2.5%
     Federal Home Loan Mortgage Corp., CMO 2129, 5.75%, 09/15/11 ..............     NR, NR               400,000          386,089
     Federal National Mortgage Association Notes, Ser. 1993-50, Cl. D, 6.25%,
       07/25/04                                                                     NR, NR               400,000          396,108
     Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 02/01/06     NR, NR               392,869          382,066
     Federal National Mortgage Association Notes, Ser. 1999-W5, Cl. A4, 6.12%,
       02/25/29 ...............................................................     NR, NR               500,000          485,680
                                                                                                                      -----------
         TOTAL MORTGAGE-BACKED SECURITIES (COST $1,696,371) ....................................................        1,649,943
                                                                                                                      -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS**-- 12.7%
     Federal National Mortgage Association Notes, 6.20%, 06/26/00 ................................     5,250,000        5,288,029
     Federal National Mortgage Association Notes, 5.42%, 01/23/01 ................................     1,000,000          994,657
     Federal National Mortgage Association Notes, 5.13%, 02/13/04 ................................       558,000          536,355
     Federal National Mortgage Association Notes, 5.75%, 06/15/05 ................................     1,500,000        1,473,325
                                                                                                                      -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $8,237,010) ............................................        8,292,366
                                                                                                                      -----------

U.S. TREASURY OBLIGATIONS**-- 36.1%
     U.S. Treasury Notes, 5.88%, 11/15/99 ........................................................     1,600,000        1,604,661
     U.S. Treasury Notes, 5.75%, 10/31/00 ........................................................     2,400,000        2,411,060
     U.S. Treasury Notes, 6.25%, 04/30/01 ........................................................     2,350,000        2,380,091
     U.S. Treasury Notes, 5.88%, 11/30/01 ........................................................     3,750,000        3,768,588
     U.S. Treasury Notes, 6.13%, 12/31/01 ........................................................     1,000,000        1,010,687
     U.S. Treasury Notes, 6.25%, 06/30/02 ........................................................     2,350,000        2,384,503
     U.S. Treasury Notes, 7.50%, 02/15/05 ........................................................     1,500,000        1,610,887
     U.S. Treasury Notes, 6.50%, 10/15/06 ........................................................     3,600,000        3,715,200
     U.S. Treasury Notes, 6.13%, 08/15/07 ........................................................       350,000          353,651
     U.S. Treasury Notes, 5.63%, 05/15/08 ........................................................       900,000          881,242
     U.S. Treasury Bonds, 10.38%, 11/15/12 .......................................................     2,700,000        3,431,660
                                                                                                                      -----------
         TOTAL U.S. TREASURY OBLIGATIONS (COST $23,745,491) ....................................................       23,552,230
                                                                                                                      -----------

COMMERCIAL PAPER -- 1.8%
     Associates Corp. Commercial Paper, 5.71%, 07/01/99 (COST $1,195,970) ........................     1,195,970        1,195,970
                                                                                                                      -----------
TOTAL INVESTMENTS (COST $65,185,311)(DAGGER)-- 98.8% ...........................................................       64,490,807

ASSETS AND LIABILITIES, NET-- 1.2% .............................................................................          784,599
                                                                                                                      -----------
NET ASSETS-- 100.0% ............................................................................................      $65,275,406
                                                                                                                      ===========

*        Unaudited.
** While no ratings are shown for U.S. Government Agency Obligations and U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.
(DAGGER) The cost for Federal  income tax purposes is  $65,192,028.  At June 30,
         1999, net unrealized depreciation was $701,221. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $172,554, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $873,775.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / BROAD MARKET EQUITY PORTFOLIO
-----------------------------------------------------
    INVESTMENTS / JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------
                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
COMMON STOCK -- 95.5%
  COMMUNICATION & BROADCASTING -- 10.9%
      Alltel Corp ............................       3,600        $    257,400
      Ameritech Corp. ........................      13,100             962,850
      AT&T Corp. .............................      41,178           2,298,247
      Bell Atlantic Corp. ....................      19,300           1,261,737
      BellSouth Corp. ........................      23,600           1,106,250
      CBS Corp. ..............................       8,700             377,906
      Clear Channel Communications,
        Inc.* ................................       2,600             179,237
      Comcast Corp. (A Shares) ...............       9,400             361,312
      GTE Corp. ..............................      11,500             871,125
      MCI Worldcom, Inc.* ....................      23,246           2,004,967
      Mediaone Group* ........................       7,700             572,687
      Nextel Communications, Inc.
        (A Shares)* ..........................       3,500             175,656
      SBC Communications, Inc. ...............      22,900           1,328,200
      Sprint Corp. ...........................      11,800             623,187
      Sprint Corp.-PCS Group .................       2,950             168,519
      Time Warner, Inc. ......................      15,000           1,102,500
      US West Inc. ...........................       6,310             370,712
      Viacom, Inc. (B Shares)* ...............       9,000             396,000
      Vodafone Airtouch PLC ..................       3,800             748,600
                                                                  ------------
    TOTAL COMMUNICATION & BROADCASTING ...................          15,167,092
                                                                  ------------
  ELECTRIC, GAS & WATER UTILITIES -- 2.1%
      American Electric Power Co., Inc. ......       2,600              97,662
      Carolina Power & Light Co. .............       2,000              85,625
      Central & South West Corp. .............       3,000              70,125
      Consolidated Edison, Inc. ..............       3,200             144,800
      Dominion Resources, Inc. ...............       2,600             112,612
      Duke Energy Corp. ......................       4,600             250,125
      Edison International ...................       6,300             168,525
      Enron Corp. ............................       4,100             335,175
      Entergy Corp. ..........................       3,300             103,125
      First Energy Corp. .....................       3,100              96,100
      FPL Group, Inc. ........................       2,500             136,562
      Pacificorp .............................       4,000              73,500
      PG & E Corp. ...........................       5,900             191,750
      Public Service Enterprise Group ........       3,200             130,800
      Reliant Energy, Inc. ...................       3,900             107,737
      Southern Co. ...........................       8,700             230,550
      Texas Utilities Co. ....................       3,300             136,125
      Unicom Corp. ...........................       3,000             115,687
      Williams Cos., Inc. ....................       7,700             327,731
                                                                  ------------
    TOTAL ELECTRIC, GAS & WATER UTILITIES ................           2,914,316
                                                                  ------------
  FINANCE & INSURANCE -- 15.8%
    HOSPITAL & MEDICAL SERVICE PLANS-- 0.5%
      Aetna, Inc. ............................       2,000             178,875
      Aon Corp. ..............................       3,450             142,312
      Columbia Healthcare Corp. ..............       8,200             187,062
      LifePoint Hospitals, Inc.* .............         431               5,792
      Triad Hospitals, Inc.* .................         431               5,818
      United Healthcare Corp. ................       2,600             162,825
                                                                  ------------
                                                                       682,684
                                                                  ------------


                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    INSURANCE CARRIERS -- 4.8%
      Allstate Corp ..........................      10,800        $    387,450
      American General Corp. .................       3,400             256,275
      American International Group, Inc. .....      15,208           1,780,286
      Berkshire Hathaway, Inc. ...............
        (Class B)* ...........................         115             258,635
      Chubb Corp. ............................       1,900             132,050
      CIGNA Corp. ............................       3,000             267,000
      Cincinnati Financial Corp. .............       2,100              78,881
      Citigroup, Inc. ........................      40,350           1,916,625
      Conseco, Inc. ..........................       2,600              79,137
      Hartford Financial Services Group,
        Inc. .................................       3,200             186,600
      Jefferson-Pilot Corp. ..................       1,500              99,281
      Lincoln National Corp. .................       2,600             136,012
      Loews Corp. ............................       1,500             118,687
      Marsh & McLennan Cos., Inc. ............       3,450             260,475
      MGIC Investment Corp. ..................       1,500              72,937
      Progressive Corp. ......................       1,000             145,000
      Safeco Corp. ...........................       1,700              75,012
      St. Paul Cos., Inc. ....................       2,200              69,987
      Torchmark Corp. ........................       1,800              61,425
      Transamerica Corp. .....................       1,600             120,000
      Travelers Property Casualty Corp.
        (A Shares) ...........................       1,500              58,687
      UNUM Corp. .............................       1,800              98,550
                                                                  ------------
                                                                     6,658,992
                                                                  ------------
    SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 2.6%
      American Express Co. ...................       5,900             767,737
      Associates First Capital Corp.
        (A shares) ...........................       8,966             397,306
      Capital One Financial Corp. ............       2,400             133,650
      Federal Home Loan Mortgage
        Corp. ................................       8,800             510,400
      Federal National Mortgage
        Association ..........................      12,400             847,850
      Household International, Inc. ..........       6,346             300,642
      Paychex, Inc. ..........................       2,700              86,062
      Providian Financial Corp. ..............       1,800             168,300
      SLM Holding Corp. ......................       2,200             100,787
      Washington Mutual, Inc. ................       7,284             257,671
                                                                  ------------
                                                                     3,570,405
                                                                  ------------
    SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 1.3%
      Charles Schwab Corp. ...................       5,400             593,325
      Lehman Brothers Holdings, Inc. .........       1,200              74,700
      Merrill Lynch & Co., Inc. ..............       4,200             335,737
      Morgan Stanley Dean Witter & Co. .......       7,500             768,750
                                                                  ------------
                                                                     1,772,512
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / BROAD MARKET EQUITY PORTFOLIO
-----------------------------------------------------
    INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------
                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    STATE & NATIONAL BANKS -- 6.6%
      Bank of America Corp. ..................      20,565        $  1,507,672
      Bank of New York Co., Inc. .............       9,400             344,862
      Bank One Corp. .........................      15,194             904,993
      BankBoston Corp. .......................       3,800             194,275
      BB&T Corp. .............................       3,600             132,075
      Chase Manhattan Corp. ..................      11,200             970,200
      Comerica, Inc. .........................       2,100             124,819
      Fifth Third Bancorp ....................       3,000             199,687
      First Union Corp. ......................      12,100             568,700
      Fleet Financial Group, Inc. ............       6,800             301,750
      Huntington Bancshares, Inc. ............       2,860             100,100
      J.P. Morgan & Co., Inc. ................       2,200             309,100
      Keycorp. ...............................       6,000             192,750
      MBNA Corp. .............................       9,450             289,406
      Mellon Bank Corp. ......................       6,800             247,350
      Mercantile Bancorp, Inc. ...............       1,800             102,825
      National City Corp. ....................       2,900             189,950
      Northern Trust Corp. ...................       1,500             145,500
      PNC Bank Corp. .........................       3,900             224,737
      Regions Financial Corp. ................       2,400              92,250
      Republic New York Corp. ................       1,400              95,462
      State Street Corp. .....................       2,100             179,287
      Summit Bancorp .........................       2,400             100,350
      Suntrust Banks, Inc. ...................       2,900             201,369
      Synovus Financial Corp. ................       3,450              68,569
      U.S. Bancorp ...........................       9,900             336,600
      Wachovia Corp. .........................       2,600             222,462
      Wells Fargo Co. ........................      21,600             923,400
                                                                  ------------
                                                                     9,270,500
                                                                  ------------
    TOTAL FINANCE & INSURANCE                                       21,955,093
                                                                  ------------
  MANUFACTURING -- 46.8%
    AIRCRAFT & AEROSPACE -- 1.4%
      Allied-Signal, Inc. ....................       7,200             453,600
      Boeing Co. .............................      11,600             512,575
      Lockheed Martin Corp. ..................       4,800             178,800
      Northrop Grumman Corp. .................         900              59,681
      Raytheon Co. (B Shares) ................       4,300             302,612
      United Technologies Corp. ..............       6,400             458,800
                                                                  ------------
                                                                     1,966,068
                                                                  ------------
    CHEMICAL & ALLIED PRODUCTS -- 2.1%
      Air Products & Chemicals, Inc. .........       3,800             152,950
      Amgen, Inc.* ...........................       8,400             511,350
      Dow Chemical Co. .......................       3,100             393,312
      Dupont (E.I.) de Nemours & Co. .........      13,500             922,219
      Hercules, Inc. .........................       2,000              78,625
      Monsanto Co. ...........................       7,500             295,781
      PPG Industries, Inc. ...................       2,500             147,656
      Praxair, Inc. ..........................       2,100             102,769
      Rohm & Haas Co. ........................       2,400             102,900
      Sigma Aldrich Corp. ....................       1,200              41,325
      Union Carbide Corp. ....................       1,650              80,437
      WR Grace & Company* ....................       2,000              36,750
                                                                  ------------
                                                                     2,866,074
                                                                  ------------


                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    COMPUTERS & OFFICE EQUIPMENT-- 12.3%
      3Com Corp.* ............................       4,700        $    125,431
      Cisco Systems, Inc.* ...................      39,600           2,554,200
      Compaq Computer Corp. ..................      21,300             504,544
      EMC Corp.* .............................      14,400             792,000
      Hewlett-Packard Co. ....................      12,400           1,246,200
      Intel Corp. ............................      41,400           2,463,300
      International Business Machines
        Corp. ................................      22,400           2,895,200
      Micron Technology, Inc.* ...............       2,900             116,906
      Microsoft Corp.* .......................      61,800           5,573,587
      Pitney Bowes, Inc. .....................       3,800             244,150
      QLogic Corp.* ..........................         600              79,200
      Seagate Technology, Inc.* ..............       3,300              84,562
      Xerox Corp. ............................       8,200             484,312
                                                                  ------------
                                                                    17,163,592
                                                                  ------------
    CONSUMER PRODUCTS -- 2.6%
      Avon Products, Inc. ....................       3,400             188,700
      Clorox Co. .............................       1,400             149,538
      Colgate-Palmolive Co. ..................       3,700             365,375
      Gillette Co. ...........................      13,400             549,400
      Kimberly-Clark Corp. ...................       7,100             404,700
      Maytag Corp. ...........................       2,000             139,375
      Newell Rubbermaid, Inc. ................       2,100              97,650
      Procter & Gamble Co. ...................      16,000           1,428,000
      Ralston Purina Group ...................       5,200             158,275
      Wm. Wrigley, Jr. Co. ...................       1,500             135,000
                                                                  ------------
                                                                     3,616,013
                                                                  ------------
    FOOD & BEVERAGE -- 4.2%
      Anheuser-Busch Cos., Inc. ..............       6,200             439,813
      Archer Daniels Midland Co. .............       7,980             123,191
      Bestfoods, Inc. ........................       3,800             188,100
      Campbell Soup Co. ......................       5,800             268,975
      Coca-Cola Co. ..........................      29,400           1,837,500
      Coca-Cola Enterprises, Inc. ............       4,700             144,525
      Conagra, Inc. ..........................       6,400             170,400
      General Mills, Inc. ....................       2,100             168,788
      Heinz (H.J.) Co. .......................       4,700             235,588
      Hershey Foods Corp. ....................       1,900             112,813
      Kellogg Co. ............................       5,200             171,600
      PepsiCo, Inc. ..........................      17,800             688,638
      Quaker Oats Co. ........................       1,800             119,475
      Sara Lee Corp. .........................      12,000             272,250
      Sysco Corp. ............................       4,800             143,100
      The Seagram Co. Ltd. ...................       5,000             251,875
      Unilever NV ............................       6,785             473,254
      Vlasic Foods International* ............         580               4,241
                                                                  ------------
                                                                     5,814,126
                                                                  ------------
    GAMES & TOYS -- 0.1%
      Mattel, Inc. ...........................       3,900             103,106
                                                                  ------------
    IRON & STEEL -- 0.1%
      Bethlehem Steel Corp. ..................       3,400              26,138
      Nucor Corp. ............................       1,500              71,156
                                                                  ------------
                                                                        97,294
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / BROAD MARKET EQUITY PORTFOLIO
-----------------------------------------------------
    INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------
                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 4.6%
      Applied Materials, Inc.* ...............       5,000        $    369,375
      Conexant Systems, Inc.* ................       1,450              84,191
      Emerson Electric Co. ...................       5,600             352,100
      General Electric Co. ...................      39,000           4,407,000
      Honeywell, Inc. ........................       1,700             196,988
      KLA-Tencor Corp.* ......................       1,100              71,363
      Solectron Corp.* .......................       3,000             200,063
      Texas Instruments, Inc. ................       5,500             797,500
                                                                  ------------
                                                                     6,478,580
                                                                  ------------
    MISC. INDUSTRIAL MACHINERY & EQUIPMENT-- 0.9%
      Baker Hughes, Inc. .....................       2,300              77,050
      Caterpillar, Inc. ......................       3,700             222,000
      Cooper Industries, Inc. ................         600              31,200
      Deere & Co. ............................       3,400             134,725
      Dover Corp. ............................       4,000             140,000
      Eaton Corp. ............................       1,000              92,000
      Illinois Tool Works, Inc. ..............       3,400             278,800
      Ingersoll Rand Co. .....................       2,300             148,638
      McDermott International, Inc. ..........       1,000              28,250
      Thermo Electron Corp.* .................       2,000              40,125
                                                                  ------------
                                                                     1,192,788
                                                                  ------------
    MISCELLANEOUS MANUFACTURING INDUSTRIES -- 1.5%
      Allegheny Teledyne, Inc. ...............       3,000              67,875
      Corning, Inc. ..........................       4,100             287,513
      Crown Cork & Seal Co., Inc. ............       1,700              48,450
      Minnesota Mining &
        Manufacturing Co. ....................       5,200             452,075
      Owens-Illinois, Inc. ...................       2,000              65,375
      Pioneer Hi Bred International ..........       3,300             128,494
      Sealed Air Corp.* ......................         956              62,021
      Tyco International Ltd. ................      10,152             961,902
      UST, Inc. ..............................       2,500              73,125
                                                                  ------------
                                                                     2,146,830
                                                                  ------------
    OIL FIELD MACHINERY & EQUIPMENT -- 0.3%
      Schlumberger Ltd. ......................       6,700             426,706
                                                                  ------------
    PAPER & PAPER PRODUCTS -- 0.4%
      Fort James Corp. .......................       2,600              98,475
      International Paper Co. ................       4,100             207,050
      Weyerhaeuser Co. .......................       2,700             185,625
      Willamette Industries, Inc. ............       1,300              59,881
                                                                  ------------
                                                                       551,031
                                                                  ------------
    PHARMACEUTICAL PREPARATIONS-- 8.8%
      Abbott Laboratories ....................      19,000             864,500
      American Home Products Corp. ...........      15,700             902,750
      Bristol-Meyers Squibb Co. ..............      24,400           1,718,675
      Eli Lilly & Co. ........................      13,200             945,450
      Johnson & Johnson Co. ..................      16,600           1,626,800
      Merck & Co., Inc. ......................      29,200           2,160,800
      Pfizer, Inc. ...........................      16,000           1,756,000
      Pharmacia & Upjohn, Inc. ...............       6,400             363,600
      Protein Design Labs, Inc.* .............       5,700             126,469
      Schering-Plough Corp. ..................      18,400             975,200
      Warner-Lambert Co. .....................      11,100             770,063
                                                                  ------------
                                                                    12,210,307
                                                                  ------------


                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%
      Eastman Kodak Co. ......................       4,100        $    277,775
                                                                  ------------
    PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.9%
      Baxter International, Inc. .............       3,500             212,188
      Becton, Dickinson & Co. ................       3,200              96,000
      Boston Scientific Corp.* ...............       5,400             237,263
      Guidant Corp. ..........................       4,000             205,750
      Medtronic, Inc. ........................       7,000             545,125
                                                                  ------------
                                                                     1,296,326
                                                                  ------------
    PRINTING & PUBLISHING -- 0.5%
      Gannett Co., Inc. ......................       3,800             271,225
      McGraw-Hill Cos., Inc. .................       2,600             140,238
      New York Times Co. .....................       2,600              95,713
      R.R. Donnelley & Sons Co. ..............       2,000              74,125
      Tribune Co. ............................       1,600             139,400
                                                                  ------------
                                                                       720,701
                                                                  ------------
    RUBBER & PLASTICS -- 0.0%
      Goodyear Tire & Rubber Co. .............       1,100              64,694
                                                                  ------------
    TELECOMMUNICATIONS EQUIPMENT-- 3.3%
      General Instrument Corp.* ..............       2,100              89,250
      LSI Logic Corp.* .......................       2,100              96,863
      Lucent Technologies, Inc. ..............      36,350           2,451,353
      Motorola, Inc. .........................       7,500             710,625
      Nortel Networks Corp. ..................       8,220             713,599
      Scientific Atlanta, Inc. ...............       2,000              72,000
      Tellabs, Inc.* .........................       5,000             337,813
      Uniphase Corp. .........................       1,000             166,000
                                                                  ------------
                                                                     4,637,503
                                                                  ------------
    TEXTILES & APPAREL -- 0.2%
      Nike, Inc. .............................       3,900             246,919
      VF Corp. ...............................       1,600              68,400
                                                                  ------------
                                                                       315,319
                                                                  ------------
    TOBACCO -- 0.9%
      Philip Morris Cos., Inc. ...............      29,900           1,201,606
                                                                  ------------
    TRANSPORTATION EQUIPMENT-- 1.5%
      Dana Corp. .............................       2,300             105,944
      Delphi Automotive Systems Corp.* .......       6,220             115,459
      Ford Motor Co. .........................      14,500             818,344
      General Motors Corp. ...................       8,900             587,400
      Rockwell International Corp. ...........       2,900             176,175
      Tenneco, Inc. ..........................       2,300              54,913
      Textron, Inc. ..........................       2,300             189,319
      TRW, Inc. ..............................       1,600              87,800
                                                                  ------------
                                                                     2,135,354
                                                                  ------------
     TOTAL MANUFACTURING .................................          65,281,793
                                                                  ------------
  MINING -- 5.7%
    ALUMINUM -- 0.3%
      Alcan Aluminum Ltd. ....................       3,100              99,006
      Alcoa, Inc. ............................       5,800             358,875
                                                                  ------------
                                                                       457,881
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / BROAD MARKET EQUITY PORTFOLIO
-----------------------------------------------------
    INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------
                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    CRUDE PETROLEUM & NATURAL GAS-- 1.7%
      Anadarko Petroleum Corp. ...............       1,300        $     47,856
      Burlington Resources, Inc. .............       3,200             138,400
      Enron Oil & Gas Co. ....................       2,200              44,550
      Halliburton Co. ........................       6,300             285,075
      Phillips Petroleum Co. .................       3,600             181,125
      Royal Dutch Petroleum Co. ..............      25,600           1,542,400
      Unocal Corp. ...........................       3,400             134,725
                                                                  ------------
                                                                     2,374,131
                                                                  ------------
    MISCELLANEOUS METAL ORES-- 0.1%
      Barrick Gold Corp. .....................       5,000              96,875
                                                                  ------------
    PETROLEUM REFINING -- 3.6%
      Atlantic Richfield Co. .................       4,300             359,319
      Chevron Corp. ..........................       7,800             742,463
      Coastal Corp. ..........................       2,800             112,000
      Exxon Corp. ............................      29,200           2,252,050
      Mobil Corp. ............................       9,300             920,700
      Texaco, Inc. ...........................       7,200             450,000
      USX - Marathon Group ...................       3,900             126,994
                                                                  ------------
                                                                     4,963,526
                                                                  ------------
     TOTAL MINING ........................................           7,892,413
                                                                  ------------
  SERVICES -- 6.2%
    AMUSEMENT & RECREATIONAL SERVICES -- 0.8%
      Carnival Corp. .........................       7,000             339,500
      Walt Disney Co. ........................      24,600             757,988
                                                                  ------------
                                                                     1,097,488
                                                                  ------------
    BUSINESS SERVICES -- 1.9%
      America Online, Inc. ...................      12,280           1,356,940
      American Management Systems,
        Inc.* ................................       1,000              32,063
      Automatic Data Processing, Inc. ........       7,400             325,600
      Cendant Corp.* .........................      10,000             205,000
      First Data Corp. .......................       6,000             293,625
      Interpublic Group of Cos., Inc. ........       1,600             138,600
      MBIA, Inc. .............................       1,200              77,700
      Omnicom Group, Inc. ....................       2,100             168,000
                                                                  ------------
                                                                     2,597,528
                                                                  ------------
    COMPUTER SERVICES -- 2.8%
      Acxiom Corp.* ..........................       2,000              49,875
      BMC Software, Inc. .....................       3,200             172,800
      Computer Associates International,
        Inc ..................................       7,900             434,500
      Computer Sciences Corp. ................       2,000             138,375
      Dell Computer Corp.* ...................      30,000           1,110,000
      Electronic Data Systems Corp. ..........       6,100             345,031
      Gateway, Inc.* .........................       2,500             147,500
      IMS Health, Inc. .......................       4,600             143,750
      Oracle Corp.* ..........................      18,600             690,525
      Parametric Technology Corp.* ...........       3,400              47,175
      Peoplesoft, Inc. .......................       2,750              47,438
      Sun Microsystems, Inc.* ................       9,400             647,425
                                                                  ------------
                                                                     3,974,394
                                                                  ------------


                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    HOTELS, OTHER LODGING PLACES-- 0.2%
      Hilton Hotels Corp. ....................       3,400        $     48,238
      Marriott International, Inc.
        (A Shares) ...........................       3,400             127,075
      Mirage Resorts, Inc.* ..................       2,500              41,875
      Park Place Entertainment Corp.* ........       3,400              32,938
                                                                  ------------
                                                                       250,126
                                                                  ------------
    MEDICAL & HEALTH SERVICES-- 0.1%
      Healthsouth Corp.* .....................       5,400              80,663
      McKesson HBOC, Inc. ....................       2,146              68,940
      Tenet Healthcare Corp.* ................       2,000              37,125
                                                                  ------------
                                                                       186,728
                                                                  ------------
    SANITARY SERVICES -- 0.4%
      Browning-Ferris Industries, Inc. .......       2,900             124,700
      Ecolab, Inc. ...........................       1,500              65,438
      Waste Management, Inc. .................       6,422             345,183
                                                                  ------------
                                                                       535,321
                                                                  ------------
    TOTAL SERVICES .......................................           8,641,585
                                                                  ------------
  TRANSPORTATION -- 1.0%
      AMR Corp.* .............................       2,400             163,800
      Burlington Northern Santa Fe ...........       6,300             195,300
      CSX Corp. ..............................       3,000             135,938
      Delta Air Lines, Inc. ..................       2,000             115,250
      FDX Corp.* .............................       4,000             217,000
      Norfolk Southern Corp. .................       5,100             153,638
      Southwest Airlines .....................       4,650             144,731
      Union Pacific Corp. ....................       3,400             198,263
      US Airways Group, Inc.* ................       1,300              56,631
                                                                  ------------
    TOTAL TRANSPORTATION .................................           1,380,551
                                                                  ------------
  WHOLESALE & RETAIL TRADE -- 7.0%
    MISCELLANEOUS RETAIL STORES-- 1.2%
      Borders Group, Inc.* ...................       2,400              37,950
      Costco Companies, Inc.* ................       2,900             232,181
      CVS Corp. ..............................       4,800             245,400
      Dayton Hudson Corp. ....................       6,400             416,000
      Dollar General Corp. ...................       2,750              79,750
      Johnson Controls, Inc. .................       1,000              69,313
      Linens 'N Things, Inc.* ................       1,100              48,125
      Rite Aid Corp. .........................       3,200              78,800
      Staples, Inc. * ........................       5,250             162,422
      Walgreen Co. ...........................      10,400             305,500
                                                                  ------------
                                                                     1,675,441
                                                                  ------------
    RETAIL APPAREL & ACCESSORY STORES -- 0.8%
      Abercrombie & Fitch Co.* ...............       1,100              52,800
      Gap, Inc. ..............................      11,475             578,053
      Kohls Corp. ............................       1,900             146,656
      Limited, Inc. ..........................       3,700             167,888
      TJX Companies, Inc. ....................       4,000             133,250
                                                                  ------------
                                                                     1,078,647
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I / BROAD MARKET EQUITY PORTFOLIO
-----------------------------------------------------
    INVESTMENTS / JUNE 30, 1999 -- CONTINUED
--------------------------------------------------------------------------------
                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
    RETAIL BUILDING MATERIAL-- 1.1%
      Home Depot, Inc. .......................      19,500        $  1,256,531
      Lowe's Cos., Inc .......................       4,800             272,100
                                                                  ------------
                                                                     1,528,631
                                                                  ------------
    RETAIL EATING & DRINKING PLACES -- 0.5%
      McDonald's Corp. .......................      17,400             718,838
                                                                  ------------
    RETAIL FOOD STORES -- 0.6%
      Albertson's, Inc. ......................       5,631             290,348
      Kroger Co.* ............................       8,200             229,088
      Safeway, Inc.* .........................       5,500             272,250
      Winn Dixie Stores, Inc. ................       2,100              77,569
                                                                  ------------
                                                                       869,255
                                                                  ------------
    RETAIL - FAMILY CLOTHING STORES -- 2.5%
      Federated Department Stores, Inc.*             2,900             153,519
      J.C. Penney Co., Inc. ..................       3,400             165,113
      K Mart Corp.* ..........................       6,600             108,488
      May Department Stores Co. ..............       4,800             196,200
      Sears Roebuck & Co. ....................       4,900             218,356
      Wal-Mart Stores, Inc. ..................      55,400           2,673,050
                                                                  ------------
                                                                     3,514,726
                                                                  ------------
    WHOLESALE - CHEMICALS & DRUGS -- 0.1%
      Cardinal Health, Inc. ..................       2,100             134,663
                                                                  ------------
    WHOLESALE MISCELLANEOUS -- 0.2%
      Fortune Brands, Inc. ...................       2,400              99,300
      Genuine Parts Co. ......................       2,500              87,500
      Masco Corp. ............................       4,600             132,825
                                                                  ------------
                                                                       319,625
                                                                  ------------
     TOTAL WHOLESALE & RETAIL TRADE ......................           9,839,826
                                                                  ------------
     TOTAL COMMON STOCK
       (COST $89,005,576) ................................         133,072,669

                                                                        VALUE
                                                    SHARES             (NOTE 2)
                                                    ------             --------
SHORT-TERM
   INVESTMENTS -- 4.5%
     Samson Street Fund -
        Money Market .........................   3,151,342        $  3,151,342
      Temp Cash Fund - Dollar Series .........   3,151,342           3,151,342
                                                                  ------------
   TOTAL SHORT TERM INVESTMENTS
     (COST $6,302,684) ...................................           6,302,684
                                                                  ------------
   TOTAL INVESTMENTS -- 100.0%
   (COST $95,308,260)(DAGGER) ............................         139,375,353

LIABILITIES IN EXCESS OF ASSETS-- 0.0% ...................            (19,973)
                                                                  ------------
NET ASSETS-- 100.0% ......................................        $139,355,380
                                                                  ============
*        Non-income producing security
(DAGGER) The cost for Federal  income tax purposes is  $93,984,068.  At June 30,
         1999, net unrealized appreciation was $45,391,285. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $47,807,840, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,416,555.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999
                              MONEY MARKET   SHORT/INTERMEDIATE   BROAD MARKET
                                 SERIES          BOND SERIES      EQUITY SERIES
                              -------------------------------------------------
ASSETS:
Investment in securities,
  at value* .................  $411,816,768      $64,490,807       $139,375,353
Cash ........................            36               --                --
Receivable for beneficial
  interest sold .............           --             6,973                --
Dividends and interest
  recievable ................     1,545,943          808,894            131,649
                               ------------------------------------------------
Total assets ................   413,362,747       65,306,674        139,507,002
                               ------------------------------------------------
LIABILITIES:
Payable for beneficial
  interest repurchased ......            --               --             64,082
Accrued management fee ......        22,629            7,257             59,991
Other accrued expenses ......        33,357           24,011             27,549
                               ------------------------------------------------
Total liabilities ...........        55,986           31,268            151,622
                               ------------------------------------------------

NET ASSETS ..................  $413,306,761      $65,275,406       $139,355,380
                               ================================================

* Investments at cost .......  $411,816,768      $65,185,311       $ 95,308,260

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
    FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 1999

                               MONEY MARKET  SHORT/INTERMEDIATE   BROAD MARKET
                                  SERIES         BOND SERIES      EQUITY SERIES
                               ------------------------------------------------
INCOME:
     Dividends ................  $        --       $       --       $ 1,564,973
     Interest .................   19,381,728        3,691,203           127,196
                                 ----------------------------------------------
     Total income .............   19,381,728        3,691,203         1,692,169
                                 ----------------------------------------------
EXPENSES:
     Management fee ...........      746,782          255,438           818,226
     Administration fee .......       93,550           57,415            63,588
     Accounting fee ...........       86,041           47,847            54,376
     Custodian fee ............       33,996           11,862            15,001
     Trustee's fees ...........        7,477            7,127             7,230
     Professional fees ........       19,844           16,146            17,027
     Other ....................       12,363            5,484            19,830
                                 ----------------------------------------------
       Total expenses
         before fee waivers ...    1,000,053          401,319           995,278
       Management fee waived ..     (405,656)        (141,820)         (131,626)
                                 ----------------------------------------------
        Total expenses, net ...      594,397          259,499           863,652
                                 ----------------------------------------------
     Net investment income ....   18,787,331        3,431,704           828,517
                                 ----------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
     Net realized gain
       (loss) on investment
       transactions ...........       (2,740)          93,666           733,273
     Net realized gain on
       futures contracts ......           --               --            49,285
     Net change in unrealized
       appreciation
       (depreciation)
       of investments .........           --       (1,124,663)       23,759,834
                                 ----------------------------------------------
     Net gain (loss) on
       investments ............       (2,740)      (1,030,997)       25,542,392
                                 ----------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...  $18,784,591       $2,400,707       $25,370,909
                                 ==============================================

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
    FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1999

                               MONEY MARKET  SHORT/INTERMEDIATE   BROAD MARKET
                                  SERIES         BOND SERIES      EQUITY SERIES
                               ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ... $  18,787,331      $ 3,431,704        $  828,517
     Net realized gain
       (loss) on investment
       transactions ..........        (2,740)          93,666           733,273
     Net realized gain on
       futures contracts .....            --               --            49,285
     Net change in unrealized
       appreciation
       (depreciation)
       of investments ........            --       (1,124,663)       23,759,834
                               ------------------------------------------------
Net increase in net assets
  resulting from operations ..    18,784,591        2,400,707        25,370,909
                               ------------------------------------------------
Transactions in beneficial
  interests:
     Contributions ........... 2,424,732,195        5,622,920        16,475,144
     Withdrawals .............(2,271,849,713)      (3,901,709)      (12,650,156)
                               ------------------------------------------------
Net increase in net assets
  from transactions
  in beneficial interests ....   152,882,482        1,721,211         3,824,988
                               ------------------------------------------------
Total increase in net assets .   171,667,073        4,121,918        29,195,897

NET ASSETS:
     Beginning of year .......   241,639,688       61,153,488       110,159,483
                               ------------------------------------------------
     End of year ............. $ 413,306,761      $65,275,406      $139,355,380
                               ================================================

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
    FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1998

                               MONEY MARKET  SHORT/INTERMEDIATE   BROAD MARKET
                                  SERIES         BOND SERIES      EQUITY SERIES
                               ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ... $  26,961,014     $  8,206,531        $  863,395
     Net realized gain
       (loss) on investment
       transactions ..........        (2,895)       3,220,001        13,804,461
     Net realized loss on
       call options written ..            --               --          (184,915)
     Net realized gain on
       futures contracts .....            --               --           325,669
     Net change in unrealized
       appreciation
       (depreciation)
       on investments ........            --          279,752        10,926,841
                               ------------------------------------------------
Net increase in net assets
   resulting from operations .    26,958,119       11,706,284        25,735,451
                               ------------------------------------------------
Transactions in beneficial
  interests:
     Contributions ........... 2,802,458,254      144,450,638        14,839,563
     Withdrawals .............(3,004,989,325)    (203,882,068)      (19,204,547)
                               ------------------------------------------------

Net decrease in net assets
  from transactions
  in beneficial interests ....  (202,531,071)     (59,431,430)       (4,364,984)
                               ------------------------------------------------
Total increase (decrease)
  in net assets ..............  (175,572,952)     (47,725,146)       21,370,467

NET ASSETS:
     Beginning of year .......   417,212,640      108,878,634        88,789,016
                               ------------------------------------------------
     End of year ............. $ 241,639,688    $  61,153,488      $110,159,483
                               ================================================


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
    NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. The WT Investment Trust I (the "Trust"), formerly the Kiewit Investment Trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. The Trust currently has three series of shares in operation: WT Money Market Series (formerly the "Kiewit Money Market Series"), WT Short/Intermediate Bond Series (formerly the "Kiewit Intermediate-Term Bond Series") and WT Broad Market Equity Series (formerly the "Kiewit Equity Series") (individually and collectively referred to as "Series").

   The investment objectives of the three Series are as follows: the WT Money Market Series is to provide high current income while preserving capital and liquidity, the WT Short/Intermediate Bond Series is to provide as high a level of current income as is consistent with reasonable risk; and the WT Broad Market Equity Series is to achieve long-term capital appreciation.

2. SIGNIFICANT   ACCOUNTING  POLICIES.  The  following  is  a  summary   of  the
   significant accounting policies of the Trust.

   SECURITY VALUATION. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, are valued at the mean between the most recent quoted bid and asked prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The WT Money Market Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   FEDERAL INCOME TAXES. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of a Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Trust Series.

   INVESTMENT INCOME. All of the net investment income and realized and unrealized gains and losses from the security transactions are allocated pro rata among the investors in the Series on a daily basis.

   REPURCHASE AGREEMENTS. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize the repurchase agreements, the market value of which is required to be in an amount at least equal to 102% of the resale price. Wilmington Trust Company ("WTC"), the Investment Manager, is responsible for determining that the market value of these underlying securities. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   CALL AND PUT OPTIONS. The WT Short/Intermediate Bond Series and the WT Broad Market Equity Series each may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Series. When a Series writes a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Series has written expires on its stipulated expiration date, or if a series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a gain or loss from the sale of the underlying security, and the proceeds from which are increased by the premium originally received. There were no call or put options written for the year ended June 30, 1999.

   FUTURES TRANSACTIONS. Certain Series may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Series is required to deposit cash or pledge U.S. Government securities as margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Series each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the

WT INVESTMENT TRUST I
---------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

   Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities, and that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. The purchase of a futures contract involves the risk that a Series could lose more than the original margin deposit required to initiate a futures transaction up to the amount of the contract. There were no futures contracts outstanding as of June 30, 1999.

   OTHER. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated to each Series on a pro rata basis based on net assets of the Series.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT SECURITIES.  During the fiscal year ended June 30, 1999, purchases
   and  sales  of  investment  securities  (excluding  short-term   investments)
   aggregated as follows:
                                          Short/Intermediate    Broad Market
                                                 Bond              Equity
                                          ----------------------------------
       Purchases ...........................  $26,988,775          $8,517,867
       Sales ...............................   21,954,483           5,923,889
       Portfolio Turnover Rate:
         Fiscal Year 1999 ..................       34.40%               5.19%
         Fiscal Year 1998 ..................      236.36%              93.08%
         Fiscal Year 1997 ..................       51.57%              26.33%

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Effective October 20, 1998, the Trust, on behalf of each Series, employs Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, to furnish investment advisory and other services to the Trust. Pursuant to an investment management agreement with the Trust with respect to each Series, WTC manages the investment of their assets, provides the Trust with records concerning WTC's activities which the Trust is required to maintain, and renders regular reports to the Trust officers and the Board of Trustees. For its services under the investment management agreement, WTC receives fees at the following annual rates (as a percentage of average daily net assets): WT Money Market Series - 0.20%; WT Short/Intermediate Bond Series - 0.40%; and WT Broad Market Equity Series - 0.70%. Prior to October 20, 1998, Kiewit Investment Management Corporation provided management services under substantially similar terms.

   WTC has agreed to waive all or a portion of its management fee and assume certain fund expenses in an amount that will limit annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to not more than the following percentage of the average daily net assets of each WT Mutual Fund Portfolio: WT Money Market Portfolio - 0.20%, WT Short/Intermediate Bond Portfolio - 0.50%; and WT Broad Market Equity Portfolio - 0.80%. These undertakings may be amended or rescinded at any time in the future.

   PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust. As Administrator, PFPC is responsible for service such as financial reporting, compliance monitoring and corporate management. For the services provided, PFPC receives an administration fee from the Trust, on behalf of each Series at an annual rate of 0.015% of the Trust's aggregate average daily net assets in excess of $125 million, subject to prescribed minimums.

WT INVESTMENT TRUST I
---------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
   PFPC provides accounting services to the Trust pursuant an Accounting Services Agreement with the Trust on behalf of each Series. For its services, PFPC receives from the Trust, on behalf of each Series, an annual fee of 0.015% of the Trust's aggregate average daily net assets in excess of $100 million, subject to prescribed minimums.

   PFPC Trust Company serves as custodian to the Trust.

   Independent Trustees are each paid an annual fee of $5,000 from the Trust, plus $250 per Series per meeting attended and reimbursed travel expenses in connection with meetings. Certain officers and trustees of the Trust are also officers and/or directors of WTC and receive no compensation from the trust.

WT INVESTMENT TRUST I
---------------------
    REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WT Investment Trust I (comprised of the WT Money Market, WT Short/Intermediate Bond and WT Broad Market Equity Series) (the "Trust"), as of June 30, 1999, and the related statements of operations and the statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets for the year ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective series constituting WT Investment Trust I at June 30, 1999, and the results of their operations and the changes in their net assets for the year then ended, in conformity with generally accepted accounting principles.

                                         /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 9, 1999